SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 20, 1999



                       MORGAN STANLEY DEAN WITTER & CO.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)


         1-11758                                            36-3145972
(Commission File Number)                             (IRS Employer Id. Number)


             1585 Broadway                                      10036
           New York, New York                                (Zip Code)
(Address of principal executive offices)

                                (212) 761-4000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former Name or Former Address, If Changed Since Last Report)

Item 5.           Other Events

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-75289) of Morgan Stanley Dean Witter & Co. (the "Company").

     On December 20, 1999, the Company executed an Underwriting Agreement (the "Underwriting Agreement") with Morgan Stanley & Co. Incorporated. Pursuant to the Underwriting Agreement, the Company will issue $750,000,000 in aggregate principal amount of Floating Rate Notes Due 2001 (the "Floating Rate Notes") and $2,250,000,000 in aggregate principal amount of 7 1/8% Notes Due 2003 (the "7 1/8% Notes"). The form of Floating Rate Notes and form of 7 1/8% Notes are each filed as an exhibit hereto.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits

(a)      Not Applicable

(b)      Not Applicable

         (c)      4(nn)   Form of Floating Rate Note Due 2001 of
                          Morgan Stanley Dean Witter & Co.

         (d)      4(oo)   Form of 7 1/8% Note Due 2003 of
                          Morgan Stanley Dean Witter & Co.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      MORGAN STANLEY DEAN WITTER & CO.

                                      By:    /s/  Ronald T. Carman
                                           ---------------------------------
                                           Name:  Ronald T. Carman
                                           Title:  Assistant Secretary



Date:  December 23, 1999




                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549








                       MORGAN STANLEY DEAN WITTER & CO.








                                   EXHIBITS
                             TO CURRENT REPORT ON
                       FORM 8-K DATED DECEMBER 20, 1999







                                              Commission File Number 1-11758




Exhibit No.    Description

4(nn)          Form of Morgan Stanley Dean Witter & Co.'s
               Floating Rate Notes Due 2001.

4(oo)          Form of Morgan Stanley Dean Witter & Co.'s
               7 1/8% Notes Due 2003.


                                                                 Exhibit 4(nn)


REGISTERED                                                  REGISTERED No. R-
U.S.                                                        CUSIP:



     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                       MORGAN STANLEY DEAN WITTER & CO.
                            FLOATING RATE NOTE DUE

     Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ___________________ United States Dollars (U.S. $____________) on _____________
(the "Maturity Date"), and to pay interest thereon from, and including, ____________ to, but excluding, _____________, at a rate per annum equal to ______% (the "Initial Interest Rate") and thereafter at a rate per annum equal to ____________ (as defined below) plus _____% until the principal hereof is paid or duly made available for payment, payable quarterly in arrears on ______________, _______________, ____________ and __________,
commencing on _________, (each an "Interest Payment Date"); provided, however, that if any Interest Payment Date (other than the Maturity Date or a redemption date) would fall on a day that is not a Business Day, such Interest Payment Date will be the following day that is a Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the next preceding Business Day. If the Maturity Date or a redemption date falls on a day that is not a Business Day, the payment of principal and interest on this Registered Global Security due on such date will be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date or such redemption date.

     On each Interest Payment Date, interest will be paid to the person in whose name this Registered Global Security is registered at the close of business on the preceding, as applicable.

     The rate of interest on this Registered Global Security will be reset quarterly (the "Interest Reset Period," and the first day of each Interest Reset Period being an "Interest Reset Date"). The Interest Reset Dates will be ______________, commencing ____________; provided, however, that the interest rate in effect from the date of original issue to the first Interest Reset Date will be the Initial Interest Rate. If any Interest Reset Date would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the next preceding Business Day. As used herein, "Business Day" means any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close in The City of New York and that is also a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     Interest payments on this Registered Global Security shall be the amount of interest accrued from, and including, the date of original issue or from, and including, the last date to which interest has been paid to, but excluding, the Interest Payment Date, the Maturity Date or a redemption date, as the case may be.

     Accrued interest on this Registered Global Security shall be calculated by multiplying the principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the period for which interest is being paid. The interest factor for each such day is computed by dividing the interest rate applicable to such day by 360. All percentages used in or resulting from any calculation of the rate of interest on this Registered Global Security will be rounded, if necessary, to the nearest one-hundred-thousandth of a percentage point (.0000001), with five one-millionths of a percentage point rounded upward, and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent, with one-half cent rounded upward. The interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date. The interest rate applicable to any other day is the interest rate from the immediately preceding Interest Reset Date (or, if none, the Initial Interest Rate).

     Reference is hereby made to the further provisions of this certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, Morgan Stanley Dean Witter & Co. has caused this Registered Global Security to be duly executed under its corporate seal.


DATED:                                    MORGAN STANLEY DEAN WITTER & CO.



[SEAL]                                    By:
                                              -----------------------------
                                               Name:
                                               Title:


Attest:
        -----------------------------
         Title:  Assistant Secretary


TRUSTEE'S CERTIFICATE
     OF AUTHENTICATION

This is one of the Securities referred
  to in the within-mentioned
  Senior Indenture.

THE CHASE MANHATTAN BANK,
     as Trustee



By:
    ---------------------------
      Authorized Officer


                              Reverse of Security

     Interest on this Registered Global Security will accrue as described below and on the face hereof.

     The "Interest Determination Date" pertaining to an Interest Reset Date will be the second London Banking Day preceding such Interest Reset Date. "London Banking Day" means any day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     " " for each Interest Reset Date will be determined by The Chase Manhattan Bank (together with its successors and assigns as calculation agent for this Registered Global Security, the "Calculation Agent") as follows:

          (i) As of each Interest Determination Date, the Calculation Agent will determine ______ as the rate for deposits in U.S. dollars for a period of three months, commencing on such Interest Determination Date, that appears on Page ______ on ______, or any successor page, at approximately 11:00 a.m., London time, on such Interest Determination Date. If no rate appears, ______ in respect of such Interest Determination Date will be determined as described in (ii) below.

          (ii) With respect to an Interest Determination Date on which no rate appears, the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent (after consultation with the Issuer), to provide the Calculation Agent with its offered quotations for deposits in U.S. dollars for a period of three months, commencing on the second London Banking Day immediately following such Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such Interest Determination Date and in a principal amount that is representative of a single transaction in U.S. dollars in such market at such time. If at least two such quotations are provided, ______ will be the arithmetic mean of such quotations. If fewer than two quotations are provided, ______ in respect of that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York time, on the Interest Reset Date by three major banks in New York City selected by the Calculation Agent (after consultation with the Issuer) for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the Interest Reset Date and in a principal amount that is representative of a single transaction in U.S. dollars in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting rates as mentioned in this sentence, ______ for such Interest Reset Period will be the same as ______ for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the rate of interest payable on this Registered Global Security for such Interest Reset Period shall be the Initial Interest Rate).

     Payment of the principal of this Registered Global Security and the interest due on the Maturity Date or a redemption date will be made upon surrender of this Registered Global Security at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. Payment of the principal of and interest on this Registered Global Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer, interest may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holders at their last address as they appear on the registry books of the Issuer.

     This Registered Global Security is one of the duly authorized debt securities of the Issuer (the "Securities" and, individually, a "Security") issued or to be issued under and pursuant to an Amended and Restated Senior Indenture dated as of May 1, 1999, (as may be amended or supplemented from time to time, the "Senior Indenture"), between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee", which term includes any successor trustee under the Senior Indenture), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Senior Indenture are hereby incorporated by reference herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Senior Indenture. This security is a Registered Global Security of a series of Securities designated as the Floating Rate Notes Due ______ of the Issuer (the "Notes").

     The Notes will not be subject to any sinking fund and will not be redeemable at the option of the Issuer or repayable at the option of the Holder prior to maturity, except as described in the following paragraph.

     This Registered Global Security may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after ______, the Issuer has or will become obligated to pay Additional Amounts (as defined below) with respect to this Registered Global Security as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred and (ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Registered Global Security were then due.

     Notice of redemption shall be given not less than 30 nor more than 60 days prior to the date fixed for redemption, which date and the applicable redemption price shall be specified in the notice.

     The Issuer shall, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the beneficial owner of any interest in this Registered Global Security who is a non-United States Person (as defined below) as may be necessary in order that every net payment of the principal of and interest on this Registered Global Security and any other amounts payable on this Registered Global Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Registered Global Security to be then due and payable. The Issuer shall not, however, be required to make any payment of Additional Amounts to any such beneficial owner for or on account of:

          (a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the beneficial owner of any such Registered Global Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

         (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

         (c) any tax, assessment or other governmental charge imposed by reason of such beneficial owner's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

         (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Registered Global Security;

         (e) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of, or interest on, this Registered Global Security, if such payment can be made without such withholding by any paying agent in a city in Western Europe;

         (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Registered Global Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

         (g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

         (h) any combination of items (a), (b), (c), (d), (e), (f) or (g);

nor shall Additional Amounts be paid with respect to any payment on this Registered Global Security to a non-United States Person who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner held its interest in this Registered Global Security directly.

     The term "non-United States Person" means any person who, for United States federal income tax purposes, is (i) a foreign corporation, (ii) a nonresident alien individual, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Notes. Subject to the limitations, terms and conditions set forth herein and in the Senior Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations. Upon the occurrence of certain events specified in Section 2.08 of the Senior Indenture, this Registered Global Security is exchangeable at the office of the Trustee for definitive registered Notes without coupons of authorized denominations in an equal aggregate principal amount and having identical terms and provisions as the surrendered Registered Global Security.

     All Registered Global Securities surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Issuer and the Trustee and executed by the registered Holder or by the Holder's attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

     In case an Event of Default, as defined in the Senior Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

     The Senior Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Senior Indenture then Outstanding and affected, voting as one class, to add any provisions to, or change in any manner or eliminate any of the provisions of, such Senior Indenture or modify in any manner the rights of the Holders of the Securities of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding Security affected thereby, (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency in which the principal thereof (including any amount in respect of original issue discount) or interest thereon is payable, or reduce the amount of any original issue discount security payable upon acceleration or provable in bankruptcy, or impair the right to institute suit for the enforcement of any payment on any Security when due or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Senior Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Senior Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of all series with respect to which an Event of Default shall have occurred and continuing (voting as a single class) may, on behalf of the Holders of all such Securities, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to any default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Registered Global Security (unless revoked as provided in the Senior Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Registered Global Security and any Securities which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Registered Global Security or such other Securities.

     No provision of this Registered Global Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Registered Global Security at the time, place and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Registered Global Security.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Registered Global Security (whether or not this Registered Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Issuer in the Senior Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of penalty or assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     This Registered Global Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     All terms used in this Registered Global Security, which are defined in the Senior Indenture and not otherwise defined herein, shall have the meanings assigned to them in the Senior Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Registered Global Security shall not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



--------------------------------------------
[PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE]


------------------------------------------------------------------------------


------------------------------------------------------------------------------
   [PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Registered Global Security, and all rights thereunder, hereby irrevocably constituting and appointing


------------------------------------------------------------------------------
attorney to transfer such security on the books of the Issuer, with full power of substitution in the premises.


Dated:                                         Signature:
      -----------------------                             --------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Registered
           Global Security in every particular without alteration or enlargement or any change whatsoever.




                                                                Exhibit (oo)


REGISTERED                                                REGISTERED No. R-
U.S.                                                         CUSIP:



     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Issuer (as defined below) or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Unless and until it is exchanged in whole or in part for Securities in definitive registered form, this certificate may not be transferred except as a whole by DTC to a nominee of DTC or by a nominee of DTC to DTC or another nominee of DTC or by DTC or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                       MORGAN STANLEY DEAN WITTER & CO.
                                   NOTE DUE

     Morgan Stanley Dean Witter & Co., a Delaware corporation (together with its successors and assigns, the "Issuer"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of _____________ United States Dollars (U.S. $________________), on
________________ (the "Maturity Date"), and to pay interest thereon at the rate of _____ per annum from _________________, until the principal hereof is paid or duly made available for payment, semiannually in arrears on the th day of _________________ and _______ in each year (each such date an "Interest Payment Date") commencing on _______________, and on the Maturity Date.

     Reference is hereby made to the further provisions of this certificate set forth on the succeeding pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, Morgan Stanley Dean Witter & Co. has caused this Registered Global Security to be duly executed under its corporate seal.


DATED:                                 MORGAN STANLEY DEAN WITTER & CO.




[SEAL]                                 By:
                                           ----------------------------
                                            Name:
                                            Title:

Attest:

----------------------------
Title: Assistant Secretary



TRUSTEE'S CERTIFICATE
      OF AUTHENTICATION

This  is one of the Securities referred
  to in the within-mentioned Senior
  Indenture.

THE CHASE MANHATTAN BANK,
      as Trustee



By:
    -------------------------------
    Authorized Officer

                              Reverse of Security

     Interest on this Registered Global Security (as described below) will accrue from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including _____________________, until the principal hereof has been paid or duly made available for payment. The interest so payable on any Interest Payment Date will be paid to the person in whose name this Registered Global Security (or one or more predecessor Registered Global Securities) is registered at the close of business on the first day of the month in which such Interest Payment Date occurs (whether or not a Business Day) (each such date a "Record Date"). Interest shall be computed on the basis of a 360-day year of twelve 30-day months. Interest payments on this Registered Global Security will include interest accrued to but excluding the Interest Payment Dates or the Maturity Date, as the case may be.

     Payment of the principal of this Registered Global Security and the interest due on the Maturity Date or a redemption date will be made upon surrender of this Registered Global Security at the office or agency of the Issuer maintained for that purpose in the Borough of Manhattan, The City of New York, or at such other paying agency as the Issuer may determine. Payment of the principal of and interest on this Registered Global Security will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Issuer, interest may be paid by wire transfer or by mailing checks for such interest payable to or upon the written order of such Holder at its last address as it appears on the registry books of the Issuer.

     This Registered Global Security is one of the duly authorized debt securities of the Issuer (the "Securities" and, individually, a "Security") issued or to be issued under and pursuant to an Amended and Restated Senior Indenture dated as of May 1, 1999, between the Issuer and The Chase Manhattan Bank, as Trustee (the "Trustee," which term includes any successor Trustee under the Senior Indenture) (as may be amended or supplemented from time to time, the "Senior Indenture"), to which Senior Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities of the Issuer, the Trustee and Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The terms of the Senior Indenture are hereby incorporated by reference herein. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Senior Indenture. This security is a Registered Global Security of a series of Securities designated as the ______ Notes Due ______ of the Issuer (the "Notes").


     The Notes will not be subject to any sinking fund and will not be redeemable at the option of the Issuer or repayable at the option of the Holder prior to maturity, except as described in the following paragraph.

     This Registered Global Security may be redeemed, as a whole, at the option of the Issuer at any time prior to maturity, upon the giving of a notice of redemption as described below, at a redemption price equal to 100% of the principal amount hereof, together with accrued interest to the date fixed for redemption, if the Issuer determines that, as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in official position regarding the application or interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after ______, the Issuer has or will become obligated to pay Additional Amounts (as defined below) with respect to this Registered Global Security as described below. Prior to the giving of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer to so redeem have occurred and (ii) an opinion of independent counsel satisfactory to the Trustee to such effect based on such statement of facts; provided that no such notice of redemption shall be given earlier than 60 days prior to the earliest date on which the Issuer would be obligated to pay such Additional Amounts if a payment in respect of this Registered Global Security were then due.

     Notice of redemption shall be given not less than 30 nor more than 60 days prior to the date fixed for redemption, which date and the applicable redemption price shall be specified in the notice.

     The Issuer shall, subject to certain exceptions and limitations set forth below, pay such additional amounts (the "Additional Amounts") to the beneficial owner of any interest in this Registered Global Security who is a non-United States Person (as defined below) as may be necessary in order that every net payment of the principal of and interest on this Registered Global Security and any other amounts payable on this Registered Global Security, after withholding for or on account of any present or future tax, assessment or governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided for in this Registered Global Security to be then due and payable. The Issuer shall not, however, be required to make any payment of Additional Amounts to any such beneficial owner for or on account of:

         (a) any such tax, assessment or other governmental charge that would not have been so imposed but for (i) the existence of any present or former connection between such beneficial owner (or between a fiduciary, settlor, beneficiary, member or shareholder of such beneficial owner, if such beneficial owner is an estate, a trust, a partnership or a corporation) and the United States and its possessions, including, without limitation, such beneficial owner (or such fiduciary, settlor, beneficiary, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in a trade or business or present therein or having, or having had, a permanent establishment therein or (ii) the presentation by or on behalf of the beneficial owner of any such Registered Global Security for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

         (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or governmental charge;

         (c) any tax, assessment or other governmental charge imposed by reason of such beneficial owner's past or present status as a personal holding company or foreign personal holding company or controlled foreign corporation or passive foreign investment company with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax or as a private foundation or other tax-exempt organization;

         (d) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments on or in respect of this Registered Global Security;

         (e) any tax, assessment or other governmental charge required to be withheld by any paying agent from any payment of principal of, or interest on, this Registered Global Security, if such payment can be made without such withholding by any paying agent in a city in Western Europe;

         (f) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence or identity of the beneficial owner of this Registered Global Security, if such compliance is required by statute or by regulation of the United States or of any political subdivision or taxing authority thereof or therein as a precondition to relief or exemption from such tax, assessment or other governmental charge;

         (g) any tax, assessment or other governmental charge imposed by reason of such beneficial owner's past or present status as the actual or constructive owner of 10% or more of the total combined voting power of all classes of stock entitled to vote of the Issuer or as a direct or indirect subsidiary of the Issuer; or

         (h) any combination of items (a), (b), (c), (d), (e), (f) or (g);

nor shall Additional Amounts be paid with respect to any payment on this Registered Global Security to a non-United States Person who is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent such payment would be required by the laws of the United States (or any political subdivision thereof) to be included in the income, for tax purposes, of a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner who would not have been entitled to the Additional Amounts had such beneficiary, settlor, member or beneficial owner held its interest in this Registered Global Security directly.

     The term "non-United States Person" means any person who, for United States federal income tax purposes, is (i) a foreign corporation, (ii) a nonresident alien individual, (iii) a nonresident alien fiduciary of a foreign estate or trust or (iv) a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

     The Trustee has been appointed registrar for the Notes, and the Trustee will maintain at its office in the Borough of Manhattan, The City of New York, a register for the registration and transfer of Notes. Subject to the limitations, terms and conditions set forth herein and in the Senior Indenture, this Registered Global Security may be transferred at the aforesaid office of the Trustee by surrendering this Registered Global Security for cancellation and thereupon the Issuer shall execute and the Trustee shall authenticate and deliver in the name of the transferee or transferees, in exchange herefor, a new Registered Global Security or Registered Global Securities having identical terms and provisions and having a like aggregate principal amount in authorized denominations. Upon the occurrence of certain events specified in Section 2.08 of the Senior Indenture, this Registered Global Security is exchangeable at the office of the Trustee for definitive registered Notes without coupons of authorized denominations in an equal aggregate principal amount and having identical terms and provisions as the surrendered Registered Global Security.

     All Registered Global Securities surrendered for transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to, the Issuer and the Trustee and executed by the registered Holder or by the Holder's attorney duly authorized in writing. The Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such exchange or registration of transfer.

     In case an Event of Default, as defined in the Senior Indenture, with respect to the Notes shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Senior Indenture.

     The Senior Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series issued under such Senior Indenture then Outstanding and affected, voting as one class, to add any provisions to, or change in any manner or eliminate any of the provisions of, such Senior Indenture or modify in any manner the rights of the Holders of the Securities of each series so affected; provided that the Issuer and the Trustee may not, without the consent of the Holder of each outstanding Security affected thereby, (i) extend the final maturity of any Security, or reduce the principal amount thereof, or reduce the rate or extend the time of payment of interest thereon, or reduce any amount payable on redemption or repayment thereof, or change the currency in which the principal thereof (including any amount in respect of original issue discount) or interest thereon is payable, or reduce the amount of any original issue discount security payable upon acceleration or provable in bankruptcy, or impair the right to institute suit for the enforcement of any payment on any Security when due or (ii) reduce the aforesaid percentage in principal amount of Securities of any series issued under such Senior Indenture, the consent of the Holders of which is required for any such modification. It is also provided in the Senior Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of all series with respect to which an Event of Default shall have occurred and continuing (voting as a single class) may, on behalf of the Holders of all such Securities, waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to any default in the payment of the principal of or interest on any of the Securities. Any such consent or waiver by the Holder of this Registered Global Security (unless revoked as provided in the Senior Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Registered Global Security and any Securities which may be issued in exchange or substitution herefor or on registration of transfer hereof, irrespective of whether or not any notation thereof is made upon this Registered Global Security or such other Securities.

     No provision of this Registered Global Security or of the Senior Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Registered Global Security at the time, place and rate, and in the coin or currency, herein prescribed unless otherwise agreed between the Issuer and the registered Holder of this Registered Global Security.

     The Issuer, the Trustee and any agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Registered Global Security (whether or not this Registered Global Security shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment of, or on account of, the principal hereof and, subject to the provisions on the face hereof, interest hereon, and for all other purposes, and none of the Issuer, the Trustee or any agent of the Issuer or the Trustee shall be affected by any notice to the contrary.

     No recourse under or upon any obligation, covenant or agreement of the Issuer in the Senior Indenture or any indenture supplemental thereto or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, officer or director, as such, past, present or future, of the Issuer or of any successor corporation, either directly or through the Issuer or any successor corporation, under any rule of law, statute or constitutional provision or by the enforcement of penalty or assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

     This Registered Global Security shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.

     All terms used in this Registered Global Security, which are defined in the Senior Indenture and not otherwise defined herein, shall have the meanings assigned to them in the Senior Indenture.

     Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Registered Global Security shall not be entitled to any benefit under the Senior Indenture or be valid or obligatory for any purpose.


     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto


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[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]


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[PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE]

the within Registered Global Security, and all rights thereunder, hereby irrevocably constituting and appointing


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attorney to transfer such security on the books of the Issuer, with full power of substitution in the premises.


Dated:                                  Signature:
      ----------------------------                 ------------------------

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Registered Global Security in every particular without alteration or enlargement or any change whatsoever.